===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            CONRAD INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                            CONRAD INDUSTRIES, INC.
                               1501 Front Street
                          Morgan City, Louisiana 70381

                                 April 18, 2001

TO OUR STOCKHOLDERS:

   You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Conrad Industries, Inc. to be held on Thursday, May 24, 2001 at 9:00 a.m., local time, at the Petroleum Club of Morgan City, 500 Roderick Street, Morgan City, Louisiana. A Notice of the Annual Meeting, proxy statement and form of proxy card are enclosed with this letter.

   We encourage you to read the Notice of the Annual Meeting and proxy statement so that you may be informed about the business to come before the meeting. Your participation in Conrad Industries' business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the enclosed postage-paid envelope.

   We look forward to seeing you on May 24, 2001.

                                          Sincerely,
                                          /s/ William H. Hidalgo
                                          William H. Hidalgo
                                          President and Chief Executive
                                          Officer

                            CONRAD INDUSTRIES, INC.
                               1501 Front Street
                          Morgan City, Louisiana 70381

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 24, 2001

To the Stockholders of Conrad Industries, Inc.:

   When and Where. The 2001 Annual Meeting of Stockholders of Conrad Industries, Inc. will be held on Thursday, May 24, 2001 at 9:00 a.m., local time, at the Petroleum Club of Morgan City, 500 Roderick Street, Morgan City, Louisiana.

   Record Date. Only stockholders of record at the close of business on April 10, 2001 will be entitled to notice of and to vote at the Annual Meeting.

   Purpose of the Meeting. The Annual Meeting has been called for the following purposes:

  1. To elect three Class III directors of Conrad Industries, each to serve for three-year terms until the company's 2004 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;

  2. To ratify the appointment of Deloitte & Touche LLP as Conrad Industries' independent public accountants for its fiscal year ending December 31, 2001; and

  3. To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

   You will find more information on the nominees for director and the proposals in the proxy statement. You will find further instructions on how to vote beginning on page 2 of the proxy statement.

   Your Vote Counts! It is important that your shares be represented at the Annual Meeting regardless of whether you plan to attend. This will ensure the presence of a quorum at the meeting. Please complete, sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible, even if you intend to be present at the meeting. You may revoke your proxy at any time before it is voted.

                                          By Order of the Board of Directors,

                                          /s/ Cecil A. Hernandez
                                          Cecil A. Hernandez
                                          Secretary

Morgan City, Louisiana
April 18, 2001

                            CONRAD INDUSTRIES, INC.
                               1501 Front Street
                          Morgan City, Louisiana 70381

                               ----------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held May 24, 2001

CONTENTS OF 2001 PROXY STATEMENT                                           Page
--------------------------------                                           ----

Voting Information

  General Instructions on How to Vote Your Proxy..........................   2
  Voting Rules............................................................   3

Proposals

  Proposal Number 1: Election of Directors................................   5
  Proposal Number 2: Appointment of Independent Public Accountants........   6

Company Information

  Information about Current and Continuing Directors......................   7
  Directors' Meetings and Compensation....................................   8
  Board Committees and their Functions....................................   8
  Report of the Audit Committee...........................................  10
  Compensation Committee Interlocks and Insider Participation.............  11
  Report of the Compensation Committee....................................  12
  Executive Compensation..................................................  14
  Performance Graph.......................................................  18
  Transactions with Certain Affiliates....................................  19
  Stock Ownership by Conrad Industries' Largest Stockholders and
   Management.............................................................  20
  Compliance with Section 16(a)...........................................  21
  Stockholder Proposals for the 2002 Annual Meeting.......................  21
  Discretionary Voting of Proxies on Other Matters........................  21
  2000 Form 10-K..........................................................  22

Exhibit A--Audit Committee Charter........................................ A-1

  The principal executive offices of Conrad Industries are located at 1501 Front Street, Morgan City, Louisiana 70380. This proxy statement, and the accompanying Notice of 2001 Annual Meeting of Stockholders and proxy card, are first being mailed to our stockholders on or about April 18, 2001.

                               VOTING INFORMATION

GENERAL INSTRUCTIONS ON HOW TO VOTE YOUR PROXY

   Below are instructions on how to vote, as well as information on your rights as a stockholder as they relate to voting. Some of the instructions will differ depending on how your stock is held. It is important to follow the instructions that apply to your situation.

   If your shares are held in "street name," you should vote your shares in the method directed by your broker or other nominee.

   If you plan to attend the meeting and vote in person, your instructions will depend on how your shares are held:

  . Shares registered in your name--Check the appropriate box on the enclosed proxy card and bring evidence of your stock ownership with you to the meeting. The proxy card and the evidence of your ownership will serve as your authorization to vote in person.

  . Shares registered in the name of your broker or other nominee--Ask your broker to provide you with a broker's proxy card in your name (which will allow you to vote your shares in person at the meeting) and bring evidence of your stock ownership from your broker.

Remember that attendance at the meeting will be limited to stockholders as of the record date (or their authorized representatives) with evidence of their share ownership and guests of Conrad Industries.

   How to Revoke Your Proxy. If your shares are registered in your name, you may revoke your proxy at any time before it is exercised by:

  . filing with the Secretary of Conrad Industries a written notice revoking it;

  .  executing and returning another proxy bearing a later date; or

  . attending the Annual Meeting and so notifying the secretary of the meeting in writing prior to the voting of the proxy.

   If your shares are held in street name, you must contact your broker to revoke your proxy. Written notices to Conrad Industries must be addressed to Cecil A. Hernandez, Secretary, Conrad Industries, Inc., 1501 Front Street, Morgan City, Louisiana 70380. No revocation by written notice will be effective unless such notice has been received by the Secretary of Conrad Industries prior to the day of the Annual Meeting or by the secretary of the meeting at the Annual Meeting.

VOTING RULES

   Stockholders Entitled to Vote--The Record Date. The close of business on April 10, 2001 has been fixed as the record date for the determination of stockholders entitled to vote at the Annual Meeting and any postponement(s) or adjournment(s) thereof. As of the record date, Conrad Industries had issued and outstanding 7,071,056 shares of common stock of Conrad Industries. There are no other classes of voting securities of Conrad Industries outstanding.

   Quorum Required. A quorum must exist for us to hold the Annual Meeting. For a quorum to exist, we will need the presence, either in person or by proxy, of holders of a majority of the outstanding shares of Conrad Industries' common stock as of the record date. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

   Number of Votes. You are entitled to one vote per share of Conrad Industries' common stock that you own as of the record date on each matter that is called to vote at the Annual Meeting.

   Voting to Elect Directors. When voting to elect directors, you have three options:

  .  Vote for all of the nominees;

  .  Vote for only one or two of the nominees; or

  .  Withhold authority to vote for all of the nominees.

   If a quorum is present at the Annual Meeting, the three nominees receiving the greatest number of votes will be elected to serve as directors. Because of this rule, any shares that are not voted or any votes that are withheld will not influence the outcome of the election of directors. Cumulative voting for the election of directors is not permitted.

   Voting on Other Matters. When voting on all other matters, you will also have three options, but these options are different from those pertaining to the election of directors:

  .  Vote "FOR" a given proposal;

  .  Vote "AGAINST" a given proposal; or

  .  ABSTAIN from voting on a given proposal.

   Each matter, other than the election of directors, shall be approved if the votes cast in favor of the matter exceed the votes cast against the matter. An abstention with respect to a particular proposal will be treated as a vote not cast with respect to such proposal. Broker non-votes will not affect the results on a proposal because shares held by brokers who withhold authority to vote will be considered absent in the voting tallies on these proposals.

   A duly executed proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board of Directors is not currently aware of any such other matters to be presented at the meeting.

   Voting of Proxies with Unmarked Votes. All proxies that are properly completed, signed and returned prior to the Annual Meeting will be voted. If you return your proxy with no votes marked, your shares will be voted as follows:

  .  "FOR" the election of each of the three nominees for director.

  . "FOR" the appointment of Deloitte & Touche LLP as Conrad Industries' independent public accountants.

   It is possible for a proxy to indicate that some of the shares represented are not being voted as to certain proposals. This occurs, for example, when a broker is not permitted to vote on a proposal without instructions from the beneficial owner of the stock. In these cases, non-voted (broker non-votes) shares are considered absent for those proposals.

   Who Counts the Votes. Votes will be counted by American Stock Transfer & Trust Company, our transfer agent and registrar.

   Information about this Solicitation of Proxies. The solicitation of the proxy accompanying this statement is being made by Conrad Industries' Board of Directors in connection with the 2001 Annual Meeting of Stockholders. In addition to the solicitation of proxies by use of this proxy statement, directors, officers and employees of Conrad Industries may solicit the return of proxies by mail, personal interview, telephone or telegraph. Directors, officers and employees of Conrad Industries will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to beneficial owners of such stock.

   All costs of preparing, printing, assembling and mailing the Notice of the 2001 Annual Meeting of Stockholders, this proxy statement, the enclosed form of proxy card and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by Conrad Industries.

                                   PROPOSALS

PROPOSAL NUMBER 1: ELECTION OF DIRECTORS

   Conrad Industries' Charter divides or "classifies" its Board of Directors into three classes (Classes I, II and III), with respect to the three-year terms for which the directors in each class individually hold office. Each class consists, as nearly as possible, of one third of the entire Board. Conrad Industries' Board of Directors currently has seven members. Each director is elected to hold office for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected. The terms of office of the current Class I, Class II and Class III Directors expire at the annual meetings of stockholders to be held in 2002, 2003 and 2001, respectively. The current term for Class III Directors will expire at this year's Annual Meeting.

   The Board of Directors has nominated and urges you to vote for the election of the three nominees identified below to serve as Class III directors for a three-year term or until their successors are duly elected and qualified. Each of the nominees listed below is a member of Conrad Industries' present Board of Directors. Proxies solicited hereby will be voted for all nominees unless stockholders specify otherwise in their proxies.

   If, at the time of or prior to the Annual Meeting, any of the nominees should be unable or decline to serve, the discretionary authority provided in the proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Nominees for Director

   Class III--Terms Expiring at 2004 Annual Meeting

   The three nominees for re-election as Class III directors, and certain additional information with respect to each of them, are as follows:

                                              Position with Conrad        Year First
                  Name                  Age        Industries          Became a Director
                  ----                  --- ------------------------   -----------------
 J. Parker Conrad......................  85 Co-Chairman of the Board         1998
                                             of Directors
 John P. Conrad, Jr....................  58 Co-Chairman of the Board         1998
                                             of Directors
 Richard E. Roberson, Jr...............  65 Director                         1998

   J. Parker Conrad founded Conrad Industries and has served as Chairman of the Board of Conrad Industries from its inception in 1948 and as President of Conrad Industries from 1948 until 1994. Mr. Conrad has served as Co-Chairman of the Board of Conrad Industries since March 1998. Mr. Conrad is the father of John P. Conrad, Jr.

   John P. Conrad, Jr. has been with Conrad Industries since 1962, serving as Vice President of Conrad Industries since 1982 and as Co-Chairman of the Board of Conrad Industries since March 1998. Mr. Conrad founded Johnny's Propeller Shop, a marine-related service company, in 1963 and has been Chairman of the Board of this company since its inception. Mr. Conrad is also the Chairman and President of Bay Star, a Houston-based paging company which Mr. Conrad founded in 1986.

   Richard E. Roberson, Jr. has been a Director of Conrad Industries since the consummation of the initial public offering in June 1998. Mr. Roberson served as Vice President, Chief Financial Officer, Treasurer and director of Global Industries, Ltd. from December 1992 to May 1996, when he retired. From March 1986 until September 1991, Mr. Roberson served as Vice President-Finance for Ocean Drilling & Exploration Company. Additionally, Mr. Roberson served as a director of UNIFAB International, Inc. from September 1997 to August

1998. Mr. Roberson has over 30 years of experience in the oil and gas and oil service industry, including over 20 years as an accounting and financial officer.

   The Board of Directors recommends that stockholders vote "FOR" the election of Messrs. Conrad, Conrad, Jr. and Roberson, Jr. as directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified. Proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

PROPOSAL NUMBER 2:RATIFICATION AND APPROVAL OF INDEPENDENT PUBLIC
                     ACCOUNTANTS

   The Board of Directors has appointed the firm of Deloitte & Touche LLP as Conrad Industries' independent public accountants to make an examination of the accounts of Conrad Industries for the fiscal year ending December 31, 2001, subject to ratification by Conrad Industries' stockholders. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so. They will also be available to respond to appropriate questions from stockholders attending the Annual Meeting.

   The Board of Directors recommends that stockholders vote "FOR" ratification and approval of Deloitte & Touche LLP's appointment. Proxies executed and returns will be so voted unless contrary instructions are indicated thereon.

                              COMPANY INFORMATION

INFORMATION ABOUT CURRENT AND CONTINUING DIRECTORS

                 Name                 Age                Position
                 ----                 ---                --------
                                          Co-Chairman of the Board of Directors
 J. Parker Conrad....................  85 (Class III)
                                          Co-Chairman of the Board of Directors
 John P. Conrad, Jr..................  58 (Class III)
                                          President, Chief Executive Officer
 William H. Hidalgo..................  61 and Director (Class II)
 Cecil A. Hernandez..................  44 Vice President-Finance and
                                          Administration,
                                          Chief Financial Officer and Director
                                          (Class I)
 Michael J. Harris...................  51 Director (Class II)
 Louis J. Michot, Jr.................  78 Director (Class I)
 Richard E. Roberson, Jr.............  65 Director (Class III)

   Information regarding the business experience of Messrs. Conrad, Conrad, Jr. and Roberson, Jr. is set forth above under the heading "Nominees for Director."

   William H. Hidalgo has served as President and Chief Executive Officer of Conrad Industries since May 1994. Mr. Hidalgo has served as President, Chief Executive Officer and Director of Conrad Industries since March 1998. Prior to joining Conrad Industries, Mr. Hidalgo was employed by Oil & Gas Marine Service, Inc., a marine-related service company, from 1977 to 1994, and from 1988 to 1994 was responsible for all marine operations as Vice President and General Manager. Mr. Hidalgo has 35 years experience in the marine business and has been actively involved in the design, construction, repair, conversion, modification, and operation of marine vessels throughout his career. Mr. Hidalgo is a licensed professional Civil Engineer with extensive experience in the design and construction of energy related marine structures.

   Cecil A. Hernandez joined Conrad Industries in January 1998. Mr. Hernandez has served as Vice President-Finance and Administration, Chief Financial Officer and Director of Conrad Industries since March 1998. Mr. Hernandez founded Hernandez & Blackwell CPAs in 1983 and served as its Managing Partner until December 1997. Hernandez & Blackwell CPAs merged with Darnall, Sikes & Frederick CPAs in 1996. Additionally, Mr. Hernandez provided accounting and consulting services for Conrad Industries as the outside Certified Public Accountant from 1993 until 1997. From 1982 to 1983, Mr. Hernandez served as Assistant Controller for Oceaneering International, a publicly traded diving company. Mr. Hernandez was employed at Deloitte Haskins & Sells, an international accounting firm, from 1979 to 1982.

   Michael J. Harris has been a Director of Conrad Industries since the consummation of the initial public offering in June 1998. Mr. Harris is a Managing Director of Morgan Keegan & Company, Inc., where he has been employed since 1986. Morgan Keegan & Company, Inc. is a subsidiary of Morgan Keegan, Inc., a publicly traded firm providing securities brokerage, investment banking and other financial services. Mr. Harris has headed the Energy Investment Banking Group of Morgan Keegan since 1994 and prior to 1994 was the senior energy securities analyst.

   Louis J. Michot, Jr. has been a Director of Conrad Industries since the consummation of the initial public offering in June 1998. Since 1991, Mr. Michot has been Chairman of the Board of Louis J. Michot & Associates, Inc., a family-owned holding company which at present deals principally in real estate sales, development and rentals. From 1952 to 1991, Mr. Michot served as its President and CEO, during which time he developed a chain of 45 fast food restaurants in Louisiana, Mississippi and Texas and became actively engaged in other business ventures. Mr. Michot was one of the organizers of the Bank of Lafayette and served on its Board of Directors from 1975 to 1980. He served in the Louisiana Legislature from 1960 to 1964, on the State Board of Education from 1968 to 1972 and as the State Superintendent of Education from 1972 to 1976. Mr. Michot's wife is a first cousin of J. Parker Conrad.

DIRECTORS' MEETINGS AND COMPENSATION

   During 2000, the Board of Directors met nine times and took certain additional actions by unanimous written consent in lieu of meetings. During 2000, no director of Conrad Industries attended fewer than 75 percent of the meetings of the Board of Directors.

   Conrad Industries' directors who are employees do not receive any cash compensation for service on the Board of Directors or any committee. The directors are, however, reimbursed for expenses incurred in connection with attending each board and committee meeting, and for other expenses incurred in their capacity as Directors. Directors who are not employees of Conrad Industries receive a fee of $12,000 annually, $1,000 for attendance at each Board of Directors meeting and $500 for each committee meeting attended (unless held on the same day as the Board of Directors meeting). Under the 1998 Stock Plan, each non-employee director receives (1) the grant of options to purchase 1,000 shares of Conrad Industries' common stock upon his initial election to the Board and (2) an annual grant of options to purchase 1,000 shares of Conrad Industries' common stock, in each case at the closing sales price of the common stock on the date of grant.

BOARD COMMITTEES AND THEIR FUNCTIONS

   Conrad Industries' Board of Directors has an Audit Committee and a Compensation Committee, and does not have a Nominating Committee.

   The Audit Committee's functions are described in its Charter, which is attached to this proxy statement as Exhibit A, and include:

  . overseeing the performance and reviewing the scope of the audit function of the company's independent auditors;

  .  reviewing audit plans and procedures;

  .  reviewing the company's policies with respect to conflicts of interest;

  .  reviewing the use of independent auditors for non-audit services;

  . reviewing the prohibition on the use of corporate funds or assets for improper purposes;

  . reviewing the accounting principles applied in financial reporting and the adequacy of financial and operational controls; and

  . preparing the Report of the Audit Committee for inclusion in the company's proxy statement.

   In addition, the Audit Committee makes annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year. Messrs. Roberson, Jr. (Chairperson), Harris and Michot, Jr. served as the members of the Audit Committee during 2000.

   The Compensation Committee's functions include:

  . reviewing salaries and other compensation of officers and key employees on an annual basis or whenever it is requested by the Board of Directors or the Chief Executive Officer;

  . preparing the Report of the Compensation Committee and submitting recommendations to the Board of Directors regarding salaries and compensation;

  . selecting officers and key employees for participation in incentive compensation plans and establishing performance goals for those officers and key employees;

  . reviewing and monitoring benefits under all employee plans of the company and reporting, if the Compensation Committee deems it appropriate, to the full Board of Directors;

  . considering and making recommendations to the Board of Directors from time to time with respect to the management organization of the company, including recommending the election and appointment of officers of the company and reviewing plans providing for the orderly succession of the officers of the company; and

  . administering incentive compensation and stock plans, including the 1998 Stock Plan, as may be required by such plans.

   Messrs. Harris (Chairperson), Roberson, Jr. and Michot, Jr. served as members of the Compensation Committee during 2000.

   During 2000, the Audit Committee met four times and the Compensation Committee met five times. During 2000, no director of Conrad Industries attended fewer than 75 percent of the number of meetings of committees on which he served.

REPORT OF THE AUDIT COMMITTEE

   The Audit Committee of Conrad Industries, Inc. is composed of three directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Richard E. Roberson, Jr., Michael J. Harris and Louis J. Michot, Jr. All members of the Audit Committee are independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

   The Audit Committee performs the functions described under the heading "Board Committees and their Functions" and in its charter, which is attached to this proxy statement as Exhibit A.

   The Audit Committee reviews Conrad Industries' financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

   In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that Conrad Industries' audited consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

   In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from Conrad Industries and its management, including matters in the written disclosures provided by the independent auditors to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

   The Audit Committee has discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Conrad Industries' internal controls and the overall quality of Conrad Industries' financial reporting.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited consolidated financial statements be included in Conrad Industries' Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee and the Board also have recommended, subject to shareholder ratification, the selection of Conrad Industries' independent auditors for fiscal year 2001.

   Audit Fees: Aggregate fees and costs billed to Conrad Industries for professional services rendered for the audit of the financial statements for the fiscal year ended December 31, 2000 and for reviewing the financial statements included in our Form 10-Qs for the fiscal year ended December 31, 2000 were $102,000.

   Financial Information Systems Design and Implementation Fees: There were no aggregate fees and costs billed to Conrad Industries for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by the principal accountant for the fiscal year ended December 31, 2000.

   All Other Fees: Aggregate fees and costs billed to Conrad Industries for services rendered by the principal accountant for the fiscal year ended December 31, 2000, other than audit and financial information systems design and implementation services, were $44,550.

   The Audit Committee has determined that the provision of services covered by the two preceding paragraphs is compatible with maintaining the principal accountant's independence from our company.

   The foregoing report is given by the following members of the Audit
Committee:

                                          Richard E. Roberson, Jr.
                                          Michael J. Harris
                                          Louis J. Michot, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   During the last fiscal year, Michael J. Harris, Richard E. Roberson, Jr. and Louis Michot, Jr. served on the Compensation Committee. No member served as an officer or employee of Conrad Industries or any of its subsidiaries prior to or while serving on the Compensation Committee. None of our executive officers served during the last fiscal year on the board of directors or on the compensation committee of another entity, one of whose executive officers served on our Board of Directors or on our Compensation Committee. Mr. Harris is a Managing Director of Morgan Keegan & Company, Inc. Morgan Keegan was the lead managing underwriter of Conrad Industries' initial public offering completed in June 1998, and has provided and may in the future provide financial advisory services to Conrad Industries.

REPORT OF THE COMPENSATION COMMITTEE

   The Compensation Committee of the Board of Directors currently consists of Michael J. Harris, Louis Michot, Jr. and Richard E. Roberson, Jr., none of whom are officers or employees of Conrad Industries. The Compensation Committee is responsible for evaluating the performance of management, determining salaries and bonuses for certain executive officers and key employees of Conrad Industries and administering Conrad Industries' 1998 Stock Plan. The Committee has furnished the following report on executive compensation for 2000:

   Under the supervision of the Compensation Committee, Conrad Industries has developed a compensation policy which is designated to attract and retain talented executives and employees responsible for the success of Conrad Industries and to motivate management to enhance long-term stockholder value. The annual compensation package for executive officers primarily consists of:

  . a cash salary which reflects the responsibilities relating to the position and individual performance;

  . variable performance awards payable in cash or stock and tied to the individual's or the company's achievement of certain goals or milestones; and

  . long-term stock based incentive awards which strengthen the mutuality of interests between the executive officers and key employees and the company's stockholders.

   In determining the level and composition of compensation of each of Conrad Industries' executive officers, including its Chief Executive Officer, the Compensation Committee takes into account various qualitative and quantitative indicators of corporate and individual performance. Although no specific target has been established, the Compensation Committee may review salaries of comparable peer group companies. In setting such salaries, the Compensation Committee considers its peer group to be certain companies in the ship building and marine construction industries with market capitalizations similar to that of Conrad Industries. Consequently, in evaluating the performance of management, including that of the Chief Executive Officer, the Compensation Committee takes into consideration such factors as the company's financial results and operating performance in comparison with those of other companies in the industry. In addition, the Compensation Committee recognizes performance and achievements that are more difficult to quantify, such as the successful supervision of major corporate projects, demonstrated leadership ability and contributions to the industry and community development.

   Base compensation for executive officers, including the Chief Executive Officer, is generally established through negotiation between Conrad Industries and the executive officer at the time the executive is hired, and then subsequently adjusted when such officer's base compensation is subject to review or reconsideration. In 1998, Conrad Industries entered into employment agreements with J. Parker Conrad, John P. Conrad, Jr., William H. Hidalgo and Cecil A. Hernandez. Such agreements provide for annual base salaries of $220,500, $200,000, $195,290, and $150,000, respectively, which base salaries may be increased by the Board of Directors. The Board of Directors did not take any action to increase the base salaries of such executive officers for the 2000 fiscal year. When establishing or reviewing base compensation levels for each executive officer, the Compensation Committee, in accordance with its general compensation policy, considers numerous factors, including the responsibilities relating to the position, the qualifications of the executive and the relevant experience the individual brings to Conrad Industries, strategic goals for which the executive has responsibility, compensation levels of comparable companies, and annual performance of the individual. No pre-determined weights are given to any one of such factors.

   In addition to each executive officer's base compensation, the Compensation Committee may award cash bonuses under an annual incentive plan and/or grant awards under Conrad Industries' 1998 Stock Plan to chosen executive officers depending on the extent to which certain defined personal and corporate performance goals are achieved. Conrad Industries' annual incentive plan is described below under the heading "Executive Compensation--Annual Incentive Plan." For fiscal year 2000, the Compensation Committee awarded cash bonuses of $82,356 to Mr. Conrad, $74,700 to Mr. Conrad, Jr., $73,007 to Mr. Hidalgo and $56,025 to

Mr. Hernandez. The bonuses were based on the company's EBITDA performance (defined as operating income before depreciation, amortization and non-cash compensation expenses related to issuance of stock and stock options to employees) and upon the executive officer's relative management position.

   All employees of Conrad Industries, including its executive officers, are eligible to receive long-term stock based incentive awards under Conrad Industries' 1998 Stock Plan as a means of providing such individuals with a continuing proprietary interest in Conrad Industries. Such grants further the mutuality of interest between Conrad Industries' employees and its stockholders by providing significant incentives for such employees to achieve and maintain high levels of performance. Conrad Industries' 1998 Stock Plan enhances the company's ability to attract and retain the services of qualified individuals. Factors considered in determining whether such awards are granted to an executive officer of Conrad Industries include:

  . the executive's position in Conrad Industries, his or her performance and responsibilities;

  .  the amount of stock options, if any, currently held by the officer;

  .  the vesting schedules of any such options; and

  .  the executive officer's other compensation.

   While the Compensation Committee does not adhere to any firmly established formulas or schedules for the issuance of awards such as options or restricted stock, the Compensation Committee will generally tailor the terms of any such grant to achieve its goal as a long-term incentive award by providing for a vesting schedule encompassing several years or tying the vesting dates to particular corporate or personal milestones. No options were granted to executive officers during fiscal year 2000.

   The foregoing report is given by the following members of the Compensation
Committee:

                                          Michael J. Harris
                                          Richard E. Roberson, Jr.
                                          Louis Michot, Jr.

EXECUTIVE COMPENSATION

Executive Officers

   Set forth below is certain information concerning the executive officers of Conrad Industries, including the business experience of each during the past five years.

                                            Position with Conrad
                   Name                 Age Industries
                   ----                 --- --------------------
   J. Parker Conrad....................  85 Co-Chairman of the Board
   John P. Conrad, Jr..................  58 Co-Chairman of the Board
                                            President and Chief Executive
   William H. Hidalgo..................  61 Officer
                                            Vice President-Finance and
                                            Administration,
   Cecil A. Hernandez..................  44 Chief Financial Officer

   Information regarding the business experience of Messrs. Conrad, Conrad, Jr., Hidalgo and Hernandez is set forth above under the headings "Nominees for Directors" and "Information about Current and Continuing Directors."

Compensation of Executive Officers

   Summary Compensation Table

   The following table provides certain summary information concerning compensation paid or accrued during the last three fiscal years to Conrad Industries' Chief Executive Officer and to each of the other executive officers of the company. Further information with respect to each of the named executive officer's compensation is described below the table.

                                                                     Long-Term
                                    Annual Compensation            Compensation
                              -------------------------------- ---------------------
                                                               Restricted Securities
   Name and Principal                           Other Annual     Stock    Underlying    All Other
        Position         Year  Salary   Bonus  Compensation(1)   Awards   Options(#) Compensation(2)
   ------------------    ---- -------- ------- --------------- ---------- ---------- ---------------
J. Parker Conrad........ 2000 $220,500 $82,356        --           --           --           --
 Co-Chairman of the
  Board                  1999 $220,500      --        --           --           --           --
                         1998 $220,500      --        --           --           --           --
John P. Conrad, Jr...... 2000 $200,000 $74,700        --           --           --           --
 Co-Chairman of the
  Board                  1999 $200,000      --        --           --           --           --
                         1998 $200,000      --        --           --           --           --
William H. Hidalgo...... 2000 $195,290 $73,007        --           --           --       $2,625
 President and Chief     1999 $195,290      --        --           (3)      35,957       $2,232
 Executive Officer       1998 $195,290      --        --           (3)     250,000       $2,500
Cecil A. Hernandez...... 2000 $150,000 $56,025        --           --           --       $1,125
 Vice President--Finance 1999 $150,000      --        --           (3)          --       $2,232
 and Administration and  1998 $150,000      --        --           (3)     114,043       $1,515
 Chief Financial Officer

--------
(1) None of the executive officers has received perquisites, the value of which exceeded the lesser of $50,000 or 10% of the salary of such executive officer.
(2) Consists of payments made by Conrad Industries under the company's 401(k) plan for the benefit of the executive officers.
(3) Prior to the initial public offering of Conrad Industries, Messrs. Hidalgo and Hernandez were issued 385,695 and 153,819 shares of restricted common stock of Conrad Industries, respectively. Subsequently, 176,777 and 70,500 shares of such restricted stock were surrendered by such executive officers, respectively. As of December 31, 2000, Messrs. Hidalgo and Hernandez held 208,918 and 83,319 of these shares, respectively, which at the time of grant were valued at $401,123 and $159,972, respectively. As of March 31, 2001, using the closing sales price of Conrad Industries' common stock as reported by the Nasdaq Stock Market of $6.75, such shares were valued at $1,410,197 and $562,403, respectively. Of the shares held by Messrs.
   Hidalgo and Hernandez, 192,848 and 76,910 shares, respectively, vested on March 31, 1998, and 16,070 and 6,409 shares, respectively, vested on June 10, 1999.

   Option Grants During 2000

   No options were granted to the Chief Executive Officer or to any of the other executive officers named in the Summary Compensation Table (together with the CEO, the "Named Executive Officers") during the fiscal year ended December 31, 2000.

   Fiscal Year-End Option Values

   The following table sets forth certain information regarding (1) the number of shares of common stock underlying unexercised options held by each Named Executive Officer as of December 31, 2000 and (2) the value, at December 31, 2000, of exercisable and unexercisable "in-the-money" stock options held by each Named Executive Officer. Neither the Chief Executive Officer nor any other Named Executive Officer exercised any stock options during the year ended December 31, 2000. A stock option is "in-the-money" if the closing market price of the company's common stock exceeds the exercise price of the stock option. The value of "in-the-money" unexercised stock options set forth in the following table represents the difference between the exercise price of these options and the closing sales price of our common stock on December 31, 2000, as reported by the Nasdaq Stock Market, of $5.75 per share.

                              2000 Option Values

                         Number of Securities            Value of Unexercised
                        Underlying Unexercised           In-the-Money Options
        Name          Options at Fiscal Year-End          at Fiscal Year End
        ----          ------------------------------   -------------------------
                      Exercisable     Unexercisable    Exercisable Unexercisable
                      -------------   --------------   ----------- -------------
William H. Hidalgo..          183,758          102,199   $2,880       $1,440
Cecil A. Hernandez..           73,067           40,976       --           --

Stock Plan

   The Conrad Industries, Inc. 1998 Stock Plan was adopted by the Board of Directors of the company and approved by the company's stockholders in March 1998. The 1998 Stock Plan permits the granting of any or all of the following types of awards ("Awards"): stock appreciation rights, stock options, restricted stock, dividend equivalents, performance units, automatic director options, phantom shares, limited stock appreciation rights ("LSARs"), bonus stock and cash tax rights. All officers and employees of, and any consultants to, the company or any affiliate of the company will be eligible for participation in all Awards under the 1998 Stock Plan other than director options. Each non-employee director of the company is entitled to receive (1) the grant of options to purchase 1,000 shares of Conrad Industries' common stock upon his initial election to the Board and (2) an annual grant of options to purchase 1,000 shares of Conrad Industries' common stock, in each case at the closing sale price of the common stock on the date of grant.

   An aggregate of 950,000 shares of common stock have been authorized and reserved for issuance pursuant to the 1998 Stock Plan. As of the date of this Proxy Statement, options to purchase an aggregate of 588,742 shares of common stock have been granted under the 1998 Stock Plan. The 1998 Stock Plan is administered by the Compensation Committee of the company's Board of Directors. The Compensation Committee selects the participants who will receive Awards, determines the type and terms of Awards to be granted and interprets and administers the 1998 Stock Plan. No Awards may be granted under the 1998 Stock Plan after March 31, 2008.

401(k) Plan

   Conrad Industries maintains a retirement savings plan in which eligible employees of Conrad Industries may elect to participate. The plan is an individual account plan providing for deferred compensation as described in
Section 401(k) of the Internal Revenue Code (the "Code") and is subject to, and intended to comply with, the Employee Retirement Income Security Act of 1974. Each eligible employee is permitted to defer receipt of up to 15% of his annual salary up to the applicable statutory maximum prescribed in the Code. Conrad Industries may, in its discretion, match employee deferrals in cash. Conrad Industries currently has elected to match $0.25 for each $1.00 of employee deferral. The amounts held under the 401(k) Plan are invested among various investment funds maintained under the 401(k) Plan in accordance with the directions of each participant. Salary deferral contributions under the 401(k) Plan are 100% vested. Matching contributions vest at 20% per year commencing with the second year of service. Participants or their beneficiaries are entitled to payment of vested benefits upon termination of employment. Conrad Industries made contributions of approximately $119,056 under the 401(k) plan in 2000.

Annual Incentive Plan

   Conrad Industries has established an annual incentive plan under which key employees will be awarded cash payments based upon the achievement of certain performance goals. The aggregate amount shall not exceed five percent of the company's EBITDA (defined as operating income before depreciation, amortization and non-cash compensation expenses related to issuance of stock and stock options to employees). The Board of Directors will determine the actual amount of the bonus pool, subject to this limitation, and the key employees who would be recipients of any such cash bonuses and the individual amount of the cash bonus for each such key employee.

Employment Agreements with Directors and Executive Officers

   Conrad Industries has entered into employment and non-competition agreements with each of J. Parker Conrad, John P. Conrad, Jr., William H. Hidalgo and Cecil A. Hernandez. These agreements prohibit such officers from disclosing Conrad Industries' confidential information and trade secrets and generally restrict these individuals from competing with Conrad Industries for a period of two years after the termination of their employment. Each of these agreements originally provided for employment of the officers through March 31, 2001, and provides for annual extensions at the end of its term, subject to the parties' mutual agreement. The agreements have been extended for a one-year term through March 31, 2002. Each agreement is terminable by the employer for "cause" upon ten day's notice and without "cause" (1) by the employee upon 30 days' written notice and (2) by the employer upon approval by a majority of the Board of Directors. The employment agreements provide that the employer shall pay a base salary of $220,500 to J. Parker Conrad, $200,000 to John P. Conrad, Jr., $195,290 to William H. Hidalgo, and $150,000 to Cecil A. Hernandez, which base salaries may be increased by the Board of Directors. Such agreements also provide that each executive officer will be reimbursed for out-of-pocket business expenses and that each executive officer shall be eligible to participate in all benefit plans and programs as are maintained from time to time by the employer. Each employment agreement provides that if the officer's employment is terminated by the employer without "cause" or is terminated by the officer for "good reason," the officer shall be entitled to receive a lump sum severance payment at the effective time of termination equal to the base salary (at the rate then in effect) for the greater of (1) the time period remaining under the term of the agreement or (2) one year. In addition, the time period during which such officer is restricted from competing with Conrad Industries will be shortened from two years to one year.

   The employment agreements also provide that if the officer's employment is terminated within two years following a change in control by Conrad Industries other than for "cause" or by the officer for "good reason," or the officer is terminated by Conrad Industries within three months prior to the change in control at the request for the acquirer in anticipation of the change in control, (1) the officer will be entitled to receive a lump sum severance amount equal to the greater of (a) in the case of J. Parker Conrad, John P. Conrad, Jr., and

William H. Hidalgo, three years' base salary and, in the case of Cecil A. Hernandez, two years' base salary or (b) the base salary for whatever period is then remaining on the initial term; (2) the provisions which restrict competition with Conrad Industries shall not apply; and (3) if any payment to the officer is subject to the 20% excise tax on excess parachute payments, the officers shall be made "whole" on a net after tax basis. A change in control is generally defined to occur upon (1) the acquisition by any person of 50% or more of the total voting power of the outstanding securities of Conrad Industries, (2) the first purchase pursuant to a tender or exchange offer for Common Stock, (3) the approval by the stockholders of Conrad Industries of certain mergers, sale of substantially all the assets, or dissolution of Conrad Industries or (4) a change in a majority of the members of Conrad Industries' Board of Directors.

   In general, a "parachute payment" is any payment made by Conrad Industries in the nature of compensation that is contingent on a change in control of Conrad Industries and includes the present value of the accelerations of vesting and the payment of options and other deferred compensation amounts upon a change in control. If the aggregate present value of the parachute payments to certain individuals, including officers, equals or exceeds three times that individual's "base amount" (generally, the individual's average annual compensation from Conrad Industries for the five calendar years ending before the date of the exchange in control), then all parachute amounts in excess of the base amount are "excess" parachute payments. An individual will be subject to a 20% excise tax on excess parachute amounts and Conrad Industries will not be entitled to a tax deduction for such payments.

PERFORMANCE GRAPH

   The following performance graph compares Conrad Industries' cumulative total stockholder return on its common stock to the cumulative total return of S&P Smallcap 600 Index and to a peer group stock index which consists of the publicly-traded companies which perform construction, conversion and repair of marine equipment. The companies that comprise the peer group index are: Friede Goldman Halter, Inc., Gulf Island Fabricators, Inc., and Universal Fabricators, Inc. The graph covers the period from June 10, 1998 (the initial trading date of the common stock) to December 31, 2000. The graph assumes that the value of the investment in Conrad Industries' common stock and each index was 100 at June 10, 1998 and that all dividends were reinvested.





                                    [CHART]

                                                       Cumulative Total Return
                                                     ---------------------------
                                                     6/10/98 12/98 12/99  12/00
                                                     ------- ----- ------ ------
CONRAD INDUSTRIES, INC. ............................ 100.00  32.55  27.08  47.92
PEER GROUP........................................ . 100.00  39.09  29.37  28.94
S & P SMALLCAP 600.................................. 100.00  97.09 109.14 122.01

TRANSACTIONS WITH CERTAIN AFFILIATES

   During 2000, Conrad Industries purchased in its ordinary course of business certain components from Johnny's Propeller Shop, a company wholly owned by John
P. Conrad, Jr., Co-Chairman of the Board of Directors, in the aggregate amount of approximately $207,000. The Company believes that such transactions were made on a competitive basis at market prices.

   During 2000 and through April 10, 2001, Conrad Shipyard, L.L.C., a subsidiary of Conrad Industries, advanced funds to PARCON, L.L.C., a company owned 25.03% by J. Parker Conrad, 37.54% by John P. Conrad, Jr. and 37.43% by Katherine Conrad Court. The largest aggregate amount outstanding at any time during the period was $370,189. As of April 10, 2001, the balance of $324,584 was represented by a promissory note due June 30, 2001 with an annual interest rate of 9%. These transactions have been approved by the disinterested directors of Conrad Industries.

   Certain members of the immediate families of the company's executive officers, directors and principal stockholders are employees of Conrad Industries or its subsidiaries. William A. Hidalgo, Jr., the son of William A. Hidalgo, the President and Chief Executive Officer, is an employee of Conrad Industries and was paid aggregate compensation of $86,156 during 2000. Daniel Conrad, the son of John P. Conrad, Jr., is an employee of Conrad Industries and was paid aggregate compensation of $102,274 during 2000.

   On March 2, 1999 and April 15, 1999, Messrs. Hidalgo and Hernandez executed promissory notes payable to Conrad Industries bearing interest at 9.0% per annum in the amounts of $233,327 and $139,277, respectively, representing their tax liabilities in connection with restricted common shares issued to them and surrendered during the third quarter of 1998. The maturity dates of the notes have subsequently been extended to September 4, 2001.

   Michael J. Harris, a director of Conrad Industries, is a Managing Director of Morgan Keegan & Company, Inc. Morgan Keegan was the lead managing underwriter of the initial public offering of Conrad Industries, which was completed in June 1998, and has provided and may in the future provide financial advisory services to Conrad Industries.

STOCK OWNERSHIP BY CONRAD INDUSTRIES' LARGEST STOCKHOLDERS AND MANAGEMENT

   The following table presents certain information, as of March 31, 2001, regarding the beneficial ownership of equity securities of Conrad Industries (which includes shares that may be acquired on the exercise of stock options vesting within 60 days of April 20, 2001) by:

  . each person who is known by us to own beneficially more than five percent of the outstanding shares of common stock;

  .  each director of Conrad Industries;

  . our chief executive officer and each of the other executive officers of Conrad Industries named in the Summary Compensation Table; and

  .  all directors and officers as a group.

   Except as described below, each of the persons listed in the table has sole voting and investment power with respect to the shares listed.

                                                                   % of Total
                                                                   Outstanding
                                                 Number of  Stock  (including
                Beneficial Owner                  Shares   Options  options)
------------------------------------------------ --------- ------- -----------
J. Parker Conrad................................ 1,170,270       0    16.6%
John P. Conrad, Jr.(1).......................... 1,779,403       0    25.2%
Katherine C. Court(2)........................... 1,572,813       0    22.2%
William H. Hidalgo..............................   213,918 285,957     6.8%
Cecil A. Hernandez..............................    85,319 114,043     2.8%
Michael J. Harris(3)............................    13,000   4,000       *
Louis J. Michot, Jr.............................     1,533   4,000       *
Richard E. Roberson, Jr.........................     3,000   4,000       *
All directors and executive officers as a
 group(4) (7 persons)........................... 3,266,443 412,000    49.2%

--------
 * Less than one percent.
(1) Includes 374,216 shares held by The John P. Conrad, Jr. Trust, 268,609 shares held by The Daniel T. Conrad Trust, 268,609 shares held by The Glenn Alan Conrad Trust and 268,609 shares held by The Kenneth C. Conrad Trust. Mr. Conrad, Jr. exercises voting and investment control over these shares as Trustee for each of these trusts.
(2) Includes 459,161 shares held by The Katherine C. Court Trust and 275,497 shares held by The James P. Court Trust. Ms. Court exercises voting and investment control over these shares as Trustee for each of these trusts.
(3)   Includes 2,000 shares beneficially owned by Mr. Harris' daughters.

(4) Excludes shares beneficially owned by Katherine Court, who is the daughter of J. Parker Conrad and the sister of John P. Conrad, Jr.

COMPLIANCE WITH SECTION 16(a)

   Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors and officers, and persons who own more than 10% of the company's common stock, to file initial reports of ownership and reports of changes in ownership (Forms 3, 4, and 5) of common stock with the Securities and Exchange Commission and The Nasdaq Stock Market. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish Conrad Industries with copies of all such forms that they file.

   To Conrad Industries' knowledge, based solely on the company's review of the copies of such reports received by Conrad Industries and on written representations by certain reporting persons that no reports on Form 5 were required, Conrad Industries believes that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with in a timely manner.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

   Under our Bylaws, if you wish to bring any matter (other than stockholder nominations of director candidates) before the 2002 Annual Meeting, you must notify the Secretary of Conrad Industries in writing between 60 and 90 days prior to the anniversary of the 2001 Annual Meeting. However, if the date of the Annual Meeting of Stockholders is changed by more than 30 calendar days from the date contemplated at the time of this proxy statement, the notice must be received by us at least 45 days prior to the date we intend to distribute our proxy statement with respect to such meeting. Conrad Industries plans to hold its 2002 Annual Meeting on May 23, 2002.

   Notices regarding each matter must contain:

  . a brief description of the business to be brought before the Annual Meeting and the reason for conducting the business at the Annual Meeting;

  . the name and address of record of the stockholder proposing the business;

  . the class and number of shares of stock that are beneficially owned by the stockholder; and

  . any material interest of the stockholder in the business to be conducted.

   If you do not provide the proper notice by March 25, 2002, the Chairman of the meeting may exclude the matter and thus, it will not be acted upon at the meeting. If the Chairman does not exclude the matter, the proxies may vote in the manner they believe appropriate, as the SEC's rules allow. Stockholders should refer to our ByLaws for a more complete description of the requirements for stockholder proposals. Stockholders should also refer to our Bylaws for a description of the requirements for stockholder nominations of director candidates.

   For a stockholder proposal to be considered for possible inclusion in the proxy statement for the 2002 Annual Meeting, the proposal must be received by the Secretary of Conrad Industries no later than December 19, 2001. A nomination or proposal that does not supply adequate information about the nominee or proposal will be disregarded.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

   Conrad Industries' management does not currently intend to bring any proposals to the 2001 Annual Meeting other than the election of directors and the proposal described in this proxy statement. If new proposals requiring a vote of the stockholders are brought before the meeting in a proper manner, the persons named in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgement.

                                                                      EXHIBIT A

                            CONRAD INDUSTRIES, INC.
                            AUDIT COMMITTEE CHARTER

                                   March 2001

   This Audit Committee Charter (Charter) has been adopted by the Board of Directors (the Board) of Conrad Industries, Inc. (the Company). The Audit Committee of the Board (the Committee) shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence: Organization

   The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the Nasdaq Stock Market. The Committee shall maintain free and open communication with the independent auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

   One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

   The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with independent auditors and management.

Responsibilities

   Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

  . Recommending to the Board the independent auditors to be retained (or nominated for shareholder approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

  . Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

  . Obtaining annually from the independent auditors a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence of the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditor's independence.

  . Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principles as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Company shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on form 10-K (or the Annual Report to Shareholders, if distributed prior to the filing of the Form 10-K).

  . Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

  . Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access to the Committee (and the Board) to report on any and all appropriate matters.

  . Discussing with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's Quarterly Report on Form 10-Q prior to its filing, (2) the earnings announcement prior to its release (if practicable), and (3) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.)

  . Discussing with management and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

  . Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

   The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                     PLEASE DATE, SIGN AND MAIL BACK YOUR
                        PROXY CARD AS SOON AS POSSIBLE!

                      2001 ANNUAL MEETING OF STOCKHOLDERS
                            CONRAD INDUSTRIES, INC.

                                 MAY 24, 2001

                Please Detach and Mail in the Envelope Provided

A  [X] Please mark your
       votes as in this
       example.

                                     WITHHOLD
                                     AUTHORITY
               FOR all nominees   for all nominees
               listed at right    listed at right
PROPOSAL 1.          [_]                [_]        Nominees: J. Parker Conrad
 ELECTION                                                    John P. Conrad, Jr.
 OF                                                          Richard E. Roberson, Jr.
 DIRECTORS.
                                                   to hold office until the 2004 Annual
Instruction: To withhold authority to vote         Meeting and until their successors
for any individual nominee or nominees, write      are elected and qualified.
the appropriate name or names in the space
provided below.

_____________________________________________

                                                    FOR   AGAINST   ABSTAIN
PROPOSAL 2: APPOINTMENT OF DELOITTE &               [_]     [_]      [_]
            TOUCHE LLP AS AUDITORS FOR
            THE COMPANY

PLEASE CHECK THE FOLLOWING BOX IF YOU PLAN TO ATTEND THE 2001 ANNUAL [_]
MEETING OF STOCKHOLDERS IN PERSON.

ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED,
WILL BE VOTED "FOR" PROPOSAL 1 (ALL NOMINEES), "FOR" PROPOSAL 2,  AND IN
ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT
TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

PLEASE COMPLETE, SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE ENCLOSED
ENVELOPE.

Signature ____________________________ Dated: ________________________,  2001
NOTE:  Please sign exactly as name appears on this card.  Joint owners should each sign.  Executors, administrators, trustees, etc. should give their full titles.

                            CONRAD INDUSTRIES, INC.
                      2001 ANNUAL MEETING OF STOCKHOLDERS
        SOLICITED BY THE BOARD OF DIRECTORS OF CONRAD INDUSTRIES, INC.

     The undersigned hereby appoints William H. Hidalgo and Cecil A. Hernandez, and each of them individually, as proxies, each with power to act without the other and with full power of substitution, to vote all shares of Common Stock of Conrad Industries, Inc. that the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Stockholders to be held on May 24, 2001, at 9:00 a.m., local time, at the Petroleum Club of Morgan City, 500 Roderick Street, Morgan City, Louisiana, or at any adjournment or postponement thereof, on the proposals listed below, and, in their discretion, on any other matter that may properly come before the meeting, or any adjournment or postponement thereof, and any matter presented at the meeting which was not known to the Board of Directors a reasonable time before the solicitation of this proxy:

     Any executed proxy which does not designate a vote shall be deemed to grant authority for any item not designated.

                      (TO BE SIGNED ON THE REVERSE SIDE)